UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2007

INTERNATIONAL RECTIFIER CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 726-8000

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

International Rectifier Corporation (the “Registrant”) previously reported entering into a Credit Agreement (the “Revolver Agreement”), dated as of November 6, 2006, among the Registrant, certain lenders and JPMorgan Chase Bank, National Association (“JPMorgan”), as Administrative Agent (such lenders and JPMorgan, together, the “Revolver Banks”), providing for, among other things, a revolving credit facility with total commitments in the principal amount of $150,000,000.  The Revolver Agreement has been amended by an Amendment No. 1 to the Revolver Agreement dated May 4, 2007, an Amendment No. 2 to the Revolver Agreement dated June 27, 2007,  an Amendment No. 3 to the Revolver Agreement dated September 13, 2007 and an Amendment No.4, to the Revolver Agreement dated December 14, 2007.

On September 13 , 2007, the Registrant and the Revolver Banks entered into Amendment No. 3 to the Revolver Agreement (the “Third  Amendment”), providing for the Revolver Banks’ agreement that, in light of the ongoing previously disclosed investigation, conducted at the request of the Audit Committee of its Board of Directors by independent investigators hired by outside legal counsel, the Registrant will not be deemed in default in respect of certain representations, warranties, covenants and reporting requirements during a period ending not later than December 31, 2007 (the “Amendment Period’’). In addition, the Third Amendment provides that the Revolver Banks shall have no obligation to make any extensions of credit under the Revolver Agreement (other than the renewal of currently outstanding letters of credit in existing amount) until (i)  the Registrant’s investigation has been concluded, (ii) the Revolver Banks have received a report of the results thereof and revised audited consolidated financial statements of the Registrant, reasonably satisfactory to the Revolver Banks, and (iii) no other Default (as defined in the Revolver Agreement) exists. On December 14, 2007, the Registrant and the Revolver Banks entered into Amendment No. 4 to the Revolving Agreement, pursuant to which the term of the Amendment Period was extended (on substantially identical terms as the Third Amendment) through March 31, 2008.

At December 14,  2007, the Registrant had no borrowings and approximately $4.3 million in letters of credit outstanding under the Revolver Agreement.  As set forth in the Revolver Amendment, the Registrant has agreed to continue to provide cash collateral for any outstanding letters of credit and the Registrant paid an amendment fee to the Revolver Banks.  The Registrant believes it appropriate to have credit facilities available to meet working capital and other needs that may arise over the near term although it currently is not entitled to access those facilities other than renewing the outstanding letters of credit.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Revolver Amendment which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 1.02 Termination of a Material Definitive Agreement

The Registrant previously reported entering into a five-year foreign exchange forward contract in May 2006 with BNP Paribas (the “Forward Contract”) for the purpose of reducing the effect of exchange rate fluctuations on forecasted intercompany purchases by the Registrant’s Japan subsidiary. Under the terms of the Forward Contract, the Registrant was required to exchange 507.5 million Yen for $5.0 million on a quarterly basis starting in June 2006 and expiring in March 2011.  On December 11, 2007, the Registrant and BNP Paribas agreed to terminate the Forward Contract, with a resulting net payment to the Registrant of approximately $2.8 million.

In accordance with Statement of Financial Accounting Standard 133 Implementation Issue No. G3 “Cash Flow Hedges, Discontinuation of a Cash Flow Hedge”, the net gain at the Forward Contract’s termination date will continue to be reported in other comprehensive income and recognized over the originally specified time period through March 2011, until it is probable that the forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period of time thereafter.

Item 7.01. Regulation FD Disclosure.

On December 17, 2007, the Registrant announced the promotion of Rick Sivan to Vice President, Research & Development, effective immediately. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1

Amendment No. 4, executed and delivered as of December 14, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, as amended, IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Press release of International Rectifier Corporation, dated December 17, 2007, regarding the promotion of Rick Sivan to Vice President, Research & Development.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate” and “believe.” Such forward-looking statements include, among other things, our statement that the Registrant does not anticipate needs for its credit facilities under its revolving credit line over the near term other than the existing outstanding letters of credit. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Registrant’s actual results include unanticipated needs for working capital or credit facilities beyond the Registrant’s current financial resources, the risk that lending conditions under the Revolver Agreement may not be met and the effects of other various risk factors and uncertainties disclosed in the Registrant’s reports filed with the Securities and Exchange Commission, including its most recent reports (not including financial information) on Forms 8-K, 10-K and 10-Q. Such forward-looking statements speak only as of the date on which they are made, and the Registrant does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: December 17, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer,
Chief Executive Officer (acting), Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1

Amendment No. 4, executed and delivered as of December 14, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, as amended, among IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Press release of International Rectifier Corporation, dated December 17, 2007, regarding the promotion of Rick Sivan to Vice President, Research & Development.